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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): April 9, 2002

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       0-21366             41-1590621
(State of or other jurisdiction of     (Commission          (I.R.S. Employer
         incorporation)                File Number)        Identification No.)


 2905 Northwest Boulevard, Suite 20,
         Plymouth, Minnesota                                      55441
(Address of principal executive offices)                        (zip code)


       Registrant's telephone number, including area code: (763) 557-9005


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ITEM 5.  OTHER EVENTS

A lawsuit has been filed against Tricord Systems, Inc. (the "Company"), its board of directors and Joan Wrabetz, a former director and chief executive officer of the Company, by preferred stockholder Rose Glen International Investors LDC. Rose Glen alleges in the lawsuit that the Company breached certain representations made to Rose Glen when it invested in the Company in February 2001 and that the continuation of business by the company constitutes a waste of its assets. Rose Glen is seeking damages of $25 million plus interest and the appointment of a receiver to wind-up the affairs of the Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRICORD SYSTEMS, INC.


Dated:   April 9, 2002                  By /s/ Keith T. Thorndyke
                                           ------------------------------------
                                           Keith T. Thorndyke
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS

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Exhibit              Item                                                          Method of Filing
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
99.1                 Press Release dated April 9, 2002.........................    Filed herewith electronically
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